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                                                                    Exhibit 10.5
                  OPEN-END MORTGAGE DEED AND SECURITY AGREEMENT

     KNOW YE THAT EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business located at 1806 New Britain Avenue, Farmington, Connecticut 06032 (hereinafter referred to as "Grantor") for the consideration of One Dollar ($1.00) and other valuable considerations, received to Grantor's full satisfaction of FARMINGTON SAVINGS BANK, a Banking Corporation having an office in the Town of Farmington, County of Hartford and State of Connecticut (hereinafter referred to as "Grantee") does give, grant, bargain, sell and confirm unto the Grantee, its successors and assigns forever, those certain pieces or parcels of land, with all buildings and improvements now existing or hereinafter erected thereon, situated in the Town of Farmington, County of Hartford and State of Connecticut, known as 1790, 1798 and 1806 New Britain Avenue and more particularly described in Schedule A, attached hereto and hereby incorporated herein by reference; together with (a) all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, and water rights, relating to the property and (b) all storm and screen windows and doors, electrical fixtures, oil burners, gas, steam, electric and other heating, plumbing, ventilating, air conditioning, and lighting equipment, window shades, venetian blinds, refrigerators, cabinets, fixtures and all other personal property of whatever kind and nature necessary or incidental to the proper use of the premises, now located on or hereafter placed upon said premises, all of which are declared and shall be deemed to be fixtures and accessions to the freehold and a part of the realty and shall be covered by this Mortgage and Security Agreement (the "Premises");

     TO HAVE AND TO HOLD the herein granted and bargained Premises, with the appurtenances thereof, unto the Grantee, its successors and assigns forever, to its and their proper use and behoof. And also, the Grantor does for Grantor and Grantor's successors and assigns, covenant with the Grantee, its successors and assigns, that, at and until the ensealing of these presents, Grantor is well seized of the Premises, as a good indefeasible estate in FEE SIMPLE; and has good right to bargain and sell the same in a manner and form as is above written, and that the same is free from all encumbrances whatsoever, except for such items listed in the schedules of exception to coverage in the title insurance policy of even date herewith insuring Grantee's interest in the Premises.

     AND FURTHERMORE, the Grantor does by these presents bind Grantor and Grantor's heirs, successors and assigns forever, to WARRANT AND DEFEND the herein granted and bargained Premises to the Grantee, its successors and assigns, against all claims and demands whatsoever, except for such items listed in the schedules of exception to coverage in the title insurance policy of even date herewith insuring Grantee's interest in the Premises and other Permitted Liens (as defined in the Loan Agreement referred to below).

     THE CONDITION OF THIS DEED IS SUCH THAT:

     WHEREAS, the Grantee and the Grantor have entered into a certain Loan Agreement of even date herewith ( the "Loan Agreement"); and


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     WHEREAS, to refinance certain indebtedness of the Borrower in accordance with the terms and conditions set forth in the Loan Agreement, the Grantee has agreed to loan the Grantor the sum of Two Million and 00/100 ($2,000,000.00) Dollars, as evidenced by the Grantor's commercial mortgage note in the principal amount of Two Million and 00/100 ($2,000,000.00) Dollars (hereinafter referred to as the "Note"), a conformed copy of said Note being attached hereto as Schedule B and made a part of this deed as if fully incorporated herein; and

     WHEREAS, the Grantee is desirous of securing the prompt payment of the Note together with interest thereon and any additional indebtedness accruing to it on account of any future payments, advances or expenditures made by it pursuant to the terms hereof or the terms of the Note, and/or the Loan Agreement (hereinafter sometimes collectively referred to as the "Liabilities");

     NOW THEREFORE, if the Liabilities shall be well and truly paid according to their tenor, and all agreements and provisions contained are fully kept and performed by the Grantor, then this deed shall be void, otherwise to remain in full force and effect.

     The Grantor, in order to more fully protect the security of this mortgage deed ( the "Mortgage"), does hereby covenant and agree that:

     1. The Grantor shall pay and perform the Liabilities in accordance with their terms and shall comply with the terms of the Note and this Mortgage.

     2. Grantor shall pay and discharge as the same become due all taxes and assessments (other than taxes based upon the Bank's net income) that may accrue, be levied, or assessed upon the Premises or any part thereof, or upon Grantee's interest therein or upon this Mortgage, the Liabilities, or the Note without regard to any law heretofore or hereafter enacted imposing payment of the whole or any part thereof upon the Grantee, upon the passage of any law imposing the payment of the whole or any part thereof upon Grantee, or upon the rendering of a decision by any court of competent jurisdiction that the undertaking by Grantor to pay taxes is legally inoperative, then the Liabilities, without deduction, shall, at the option of the Grantee, become immediately due and payable, notwithstanding anything contained in this Mortgage or any law heretofore enacted.

     Grantor shall pay or cause all such taxes or levies to be paid within (10) days after the same are payable and shall provide the Grantee with evidence of such payment within ten (10) days after Grantee's request therefor.

     Notwithstanding the foregoing, such taxes, levies or assessments may be contested by or on behalf of Grantor in good faith and by appropriate proceedings provided that payments are made to the extent provided by law and that the Grantor has made (in the reasonable opinion of the Grantee) adequate financial provision for any unpaid portion thereof.




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     In the event Grantor, at any time or times hereafter, shall fail to pay any such taxes or assessments or to obtain promptly the discharge of such lien, Grantor shall so advise Grantee thereof in writing and the Grantee may (but shall be under no obligation to do so), without waiving or releasing any obligation or default of Grantor hereunder or any Event of Default hereunder, in its sole discretion, at any time or times thereafter, make such payment, or any part thereof, or obtain such discharge and take any other action with respect thereto which Grantee deems advisable. All sums so paid by Grantee and any expenses, including reasonable attorneys' fees, court costs, expenses, and other charges relating thereto, shall be payable by the Grantor, upon demand, and payment of such sums, together with interest at the default rate provided for in the Note (which rate shall be computed on the basis of a year of 360 days, but shall be payable for the actual number of days such sums remain unpaid and which rate shall hereinafter be referred to as the "Default Rate") shall be secured hereby to the maximum extent permitted by law.

     3. The Grantor, at Grantor's sole cost and expense, shall keep and maintain the Premises insured for their full insurable value against all risk of physical loss, including damage by fire, flood, theft, explosion, sprinklers, vandalism, malicious mischief, and all other hazards and risk ordinarily insured against by other owners or users of similar properties and notify Grantee promptly of any event or occurrence causing a material loss or diminution in the value of the Premises and the estimated (or actual, if available) amount of such loss or diminution. The Grantor shall also keep and maintain public liability insurance naming the Grantee as an additional insured, in amounts reasonably satisfactory to the Grantee. The original or a certified copy of each policy of insurance shall be delivered to Grantee at the closing of this loan together with evidence of payment therefor. The original (or certified copy) of any renewal or replacement policies or a certificate thereof (provided that such certificate is followed within sixty (60) days by the original or a certified copy of such renewal or replacement policy) shall be delivered to Grantee not less than ten
(10) days prior to the expiration of any such policies, together with evidence of payment for such renewal or replacement policies. The provision of such insurance by other persons, such as tenant, does not release the Grantor from the aforesaid obligations.

     All such policies of insurance shall be subject to the approval of the Grantee with respect to companies, forms, expiration date, and amount, which approval shall not be unreasonably withheld. No changes may be made in the amount of such insurance without Grantee's prior approval, provided that the amount of insurance coverage may be increased without approval of the Grantee.

     Such policies of insurance shall contain an endorsement in form and substance satisfactory to Grantee, showing loss payable to Grantee. Such endorsement or an independent instrument furnished to Grantee, shall provide that the insurance companies will give Grantee at least thirty (30) days' prior written notice before any such policy or policies of insurance shall be materially altered or canceled and that no act or default of Grantor or any other person shall affect the right of Grantee to recover under such policy or policies of insurance in case of loss or damage. Grantor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Grantee and Grantor. Grantor irrevocably makes, constitutes and appoints


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Grantee (all officers, employees or agents designated by Grantee) at the
Grantee's sole option, as Grantor's true and lawful attorney (and agent-in-fact) upon the occurrence of, and during the continuation of an Event of Default, as described in Section 17 hereof, for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. Provided that the loan secured hereby is not then in default permitting acceleration by Grantee, and provided repair, restoration or rebuilding is economically feasible, all proceeds received under any insurance policy described herein shall be held and applied towards the repair, restoration or rebuilding of the Premises by Grantor and Grantee shall cooperate with respect to same.

     In the event Grantor, at the time or hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Grantee, without waiving or releasing any obligation or default by Grantor hereunder, or any Event of Default as defined herein, may (but shall be under no obligation to do so) at any time or times thereafter obtain and maintain such policies of insurance and pay such premium and take such other action with respect thereto which Grantee deems advisable. All sums so disbursed by Grantee shall be payable by Grantor on demand, and payment of such sums, together with interest at the Default Rate shall be secured hereby to the maximum extent permitted by law.

     4. The Grantor shall place in escrow with Grantee or shall pay to the Grantee, concurrently with each installment of interest or payment of principal and interest payable on the Note, such funds as in Grantee's sole judgment will enable the Grantee to pay (out of the funds so escrowed or paid to Grantee) at least thirty (30) days before due, all taxes, assessments and similar charges, and, upon request of the Grantee, all insurance premiums on or affecting the Premises. Grantor agrees that any funds deposited with or paid to the Grantee pursuant to this provision shall create only an indebtedness, and not a trust or agency relationship, between Grantor and Grantee, which shall be liquidated to the extent of Grantee's payments as aforesaid. Unless otherwise required by law, no interest shall be payable on such funds.

     5. The Grantor shall comply, in all material respects, with all agreements to which any portion of the Premises is subject.

     6. Except as otherwise permitted in the Loan Agreement, during the term of the Loan and the Note, the Grantor shall not, without the express written consent of the Grantee, sell, transfer, or convey the Premises or any part thereof or any interest, legal or equitable, therein and shall not create or incur or suffer to be created or incurred or to exist any mortgage, lien, or other encumbrance on the Premises, except encumbrances as to which Grantee has given its prior written consent.




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     7. Grantor shall comply with all laws, regulations, or requirements of any governmental agencies relating to the Premises and shall cause any tenant or tenants in the Premises to do the same.

     8. Except as otherwise permitted in the Loan Agreement, the Grantee shall not be compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Premises, unless the entire debt and all items hereby secured shall be paid in lawful money as aforesaid; and the Grantee shall not be required to accept any part or parts of the Premises, as distinguished from the entire whole thereof, as payment of or upon the said debt to the extent of the value of such part or parts, and shall not be compelled to accept or allow such apportionment of said debt to or among any separate parts of the Premises.

     9. The Grantor shall immediately pay to the Grantee all sums, including costs, expenses, and reasonable agents' or attorneys' fees, which the Grantee may expend or become obligated to pay in any proceedings, legal or otherwise, to prevent the commission of waste, to establish or sustain the lien of this Mortgage or its priority, or to defend against liens or encumbrances asserting priority to this Mortgage (other than those specifically excepted herein which are limited to the items identified on the schedule of exception to coverage in the title insurance policy of even date herewith insuring Grantee's interest in the Premises) or in payment, settlement, discharge or release of any such asserted lien or encumbrance made upon advice of counsel that the same is or may be superior or adverse to the lien of this Mortgage; or in connection with any suit to enforce or foreclose this Mortgage; or to recover any sums hereby secured. All such sums so paid by the Grantee shall be payable by the Grantor on demand, and payment of such sums, together with interest at the Default Rate, shall be secured hereby to the maximum extent permitted by law.

     10. No delay or failure of the Grantee to exercise any option herein given or reserved shall constitute a waiver of such option or estop the Grantee from afterwards exercising the same or any other option at any time, and the payment or contracting to pay by the Grantee of anything the Grantor has herein agreed to pay shall not constitute a waiver of the default of the Grantor from foreclosing this Mortgage on account of such failure of the Grantor. The rights, options, powers and remedies herein provided shall be cumulative and no one or more of them shall be exclusive of the other or others, or of any right or remedy now or hereafter given or allowed by law.

     11. In the event the whole or any part of the Premises shall be taken by the exercise of the right of condemnation or eminent domain or conveyed in lieu thereof to those authorized to exercise such right, or by alteration of the grade of any highway or street or other injury to or decrease in value of the Premises, all awards and other monies payable to the Grantor on account of such taking or conveyance shall be payable to the Grantee or to be applied by the Grantee against the Liabilities in such manner as the Grantee shall deem advisable.






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     The Grantee shall have the right to intervene and participate in any proceedings for and in connection with any taking, alteration or injury referred to in this Section 11; provided, however, that if such intervention shall not be permissible or permitted by the Court, the Grantor shall, at its expense, consult with the Grantee, its attorneys and experts and make all reasonable efforts to cooperate with them in any presentation or participation in such proceedings. The Grantor shall not enter into any agreement for the taking of the Premises or any part thereof, with any person or persons authorized to acquire the same by condemnation or eminent domain, unless the Grantee shall have consented thereto in writing.

     For the purpose of effecting the provisions of this Section 11, the Grantor hereby assigns to the Grantee all of Grantor's right, title, and interest in and to any and all awards for any occurrences referred to in this Section 11, subject to the provisions of Section 12 hereof. The Grantor hereby covenants and agrees, upon request of the Grantee, to make, execute and deliver any and all assignments and other instruments deemed by the Grantee necessary or desirable for the purpose of confirming or further evidencing said assignment by the Grantor of its share of the aforesaid awards to the Grantee, free, clear, and discharged of any and all encumbrances of any kind or nature whatsoever created by the Grantor, except as above stated. So long as the Event of Default, as described in Section 17 hereof has not occurred and is continuing, the Grantee shall not unilaterally settle any condemnation or eminent domain claim or award. Provided that the loan secured hereby is not then in default permitting acceleration by Grantee, and provided repair, restoration or rebuilding is economically feasible, all proceeds received under any condemnation award described herein shall be held and applied towards the repair, restoration or rebuilding of the Premises by Grantor and Grantee shall cooperate with respect to same.

     12. Notwithstanding any taking by eminent domain or conveyance in lieu thereof, alteration of the grade of any highway or street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the Liabilities shall continue to earn interest at the rate agreed upon until any such award or payment shall have been actually received by the Grantee and any reduction in the principal sum resulting from the application by the Grantee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such receipt. Said award or payment shall, pursuant to the provisions of Section 11 hereof, at the option of the Grantee, be applied by the Grantee against the Liabilities in such manner as the Grantee shall deem advisable. If prior to the receipt by the Grantee of such award or payment, all or part of the Premises shall have been sold on foreclosure of this Mortgage (other than a strict foreclosure), the Grantee shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and of the reasonable counsel fees, costs and disbursements incurred by the Grantee in connection with the collection of such award or payment, provided that, if any portion of the award or payment remains after satisfaction of the deficiency, such portion shall be returned to the Grantor.




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     13. The Grantee shall have the right to visit and inspect the Premises, to examine the books of account of the Grantor relating thereto, and to discuss such accounts with the Grantor at all such reasonable times as the Grantee may request. Upon the commencement of any action to foreclose this Mortgage, the Grantor shall immediately deliver to the Grantee copies of all sets of plans, specifications, building drawings, permits, licenses, leases, and other instruments which Grantor may have in its possession pertaining to the Premises.

     14. The Grantor hereby grants and conveys to the Grantee an easement to enter on and upon the Premises at any time from time to time, after reasonable notice of at least ten (10) days, for the purpose of making such audit tests, inspections, and examinations, including subsurface exploration and testing as the Grantee, in its discretion, deems necessary, or proper to determine whether the ownership, use, or operation of the Premises and the conduct of the activities engaged in thereon are in compliance with federal, state and local environmental laws, rules and regulations. The Grantee, or its authorized agents or representatives, shall have the right to inspect and copy all of the Grantor's records relating to environmental matters and to enter all buildings and facilities of the Grantor for such purpose subject to Grantor's landlord rights with respect to leased space. Nothing in this Section 14 shall be construed as creating an obligation on the part of the Grantee to monitor or inspect said Premises for such purpose or to take any actions with respect to environmental conditions discovered in connection with such reviews or inspections. The aforesaid easement may be exercised only if Grantee has actual knowledge of or objective reason to believe that environmental contamination has occurred upon the Premises.

     15. Except as disclosed in the environmental reports provided by the Borrower to the Bank, the Grantor warrants and represents to Grantee that all activities engaged in upon the Premises are in compliance with all federal, state, and municipal environmental statutes, regulations and ordinances. Grantor further warrants and represents to the Grantee that there are no conditions relating to the Premises which may give rise to the Super Lien as defined in Connecticut General Statutes Sections 22a-45a through c, or which violate, or with passage of time and/or failure to abate will violate, any federal, state, or municipal environmental statutes, regulations or ordinances.

     16. As further and additional security for the performance of the terms and conditions of this Mortgage, and for the payment of the Liabilities, the Grantor hereby assigns, transfers, and sets over to the Grantee, and unto its successors and assigns, all right, title, and interest of the Grantor in and to each and every lease or sublease of all or part of the Premises, whether such lease or sublease is presently existing or hereafter coming into existence, this assignment to be effective as to all existing leases and subleases.

     17. The Grantor agrees that upon the occurrence of any breach or violation of any provision hereunder, or a default under the Note or Loan Agreement ("Event or Default"), then, at the option of the Grantee, all sums owing from the Grantor to the Grantee shall become immediately due and payable without the necessity for demand or notice, and Grantee shall be




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entitled to all rights and remedies provided herein and by law, which remedies shall be cumulative and not exclusive.

     18. THE GRANTOR ACKNOWLEDGES THAT THE WITHIN TRANSACTION IS A COMMERCIAL TRANSACTION AND, TO THE EXTENT ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW, WAIVES (A) ALL RIGHTS TO PRIOR NOTICE OF OR HEARING ON ANY PREJUDGMENT REMEDY, WHICH PREJUDGMENT REMEDY MAY ENABLE GRANTEE BY WAY OF ATTACHMENT, FOREIGN ATTACHMENTS, GARNISHMENTS, REPLEVIN OR OTHERWISE TO DEPRIVE GRANTOR OF, OR AFFECT ITS USE, POSSESSION OR ENJOYMENT OF ANY OF ITS PROPERTY AT ANY TIME PRIOR TO JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS MORTGAGE, THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART, OR THE LIABILITIES AND (B) ALL RIGHTS TO REQUEST THAT GRANTEE POST A BOND, WITH OR WITHOUT SURETY, TO PROJECT GRANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY GRANTEE, AND GRANTOR CONSENTS TO THE ISSUANCE OF ANY SUCH PREJUDGMENT REMEDY WITHOUT SUCH A BOND. GRANTOR EXPRESSLY ACKNOWLEDGES THAT IT IS MAKING THIS WAIVER KNOWINGLY AND WILLINGLY.

     THE GRANTOR HEREBY FURTHER AGREES THAT THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE CONNECTICUT SUPERIOR COURT FOR THE JUDICIAL DISTRICT OF HARTFORD/NEW BRITAIN AT NEW BRITAIN OR, AT THE OPTION OF THE GRANTEE, ANY COURT IN WHICH THE GRANTEE SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GRANTOR AND THE GRANTEE PERTAINING DIRECTLY OR INDIRECTLY TO THIS MORTGAGE OR TO ANY MATTER ARISING IN CONNECTION WITH THIS MORTGAGE. THE GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RECEIPT OR REFUSAL OF RECEIPT CONFIRMED ADDRESSED TO THE GRANTOR AT THE ADDRESS SET FORTH HEREIN. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS MORTGAGE TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.



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     GRANTEE AND GRANTOR IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY
SUIT, ACTION OR PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST GRANTEE OR GRANTOR WITH RESPECT TO THIS MORTGAGE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS MORTGAGE OR ARISING OUT OF OR IN CONNECTION WITH, OR RELATED TO, THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART OR THE ENFORCEMENT OF GRANTEE'S RIGHTS AND REMEDIES WITH REGARD TO SUCH TRANSACTION, GRANTOR EXPRESSLY ACKNOWLEDGES THAT IT IS MAKING THIS WAIVER KNOWINGLY AND WILLINGLY.

     19. It is the intent of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the Uniform Commercial Code as then in effect (the "Uniform Commercial Code with respect to all fixtures, machinery and equipment of the Grantor at any time located in the Premises and necessary for the operation of the Premises and all replacements thereof, substitutions therefor and additions and accessions thereto (said property being sometimes hereinafter referred to as the "Collateral"), and that a security interest shall attach thereto for the benefit of the Grantee to secure the Liabilities and all other sums and charges which may become due hereunder. The Grantor hereby authorized the Grantee to file financing and continuation statements with respect to the Collateral without the signature of the Grantor whenever lawful. Upon the occurrence of an Event of Default as described in Section 17 hereof, the Grantee, pursuant to the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The Grantor agrees that, without the written consent of the Grantee, the Grantor will not remove or permit to be removed from the Premises or the improvements thereon any of the Collateral, except for the purpose of replacing such Collateral with an item of Collateral of equal or greater value. Any replacements, renewals and additions to or for the Collateral shall become and be immediately subject to the security interest of this Mortgage and be covered thereby.

     20. This Mortgage cannot be amended, modified or changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     21. All covenants, conditions and agreements hereof shall bind the successors and assigns of the Grantor and shall inure to the benefit of and be available to the successors and assigns of the Grantee.

     22. A waiver, in one or more instances of any of the terms and provisions hereof, shall apply to the particular instance or instances at the particular time or times only, and shall not be a continuing waiver, and all the terms, covenants, and agreements herein and all of the terms, covenants and agreements of the Note and all other instruments and agreements executed and delivered in connection with any of the Liabilities shall survive and continue to remain in full force and effect.




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     23. As provided in the Note, Grantee may collect a "late charge" not to exceed an amount equal to five percent (5%) of any installment of interest, principal, taxes, assessments and insurance which is not paid within ten (10) days of the due date thereof, to cover the extra expense involved in handling such delinquent payment.

     24. This Mortgage and the Note are to be governed by and construed in accordance with the laws of the State of Connecticut .

     25. This Mortgage is an open-end mortgage and the Holder thereof shall have all the rights, powers and protection to which the Holder of any open-end mortgage shall now or hereafter be entitled. As authorized by Connecticut General Statutes 49-3, as amended, and all other applicable laws and subject to such limitations as are imposed by law, additional loans or advances are specifically permitted to be made under this Mortgage up to an authorized maximum amount of $2,000,000.00 and shall be secured equally with, and with the same priority over the claims as, the debt secured hereby at the time of recording this Mortgage.

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be duly executed and delivered as of the 5th day of February, 2001.

Signed, sealed, and delivered
in the presence of:

                                           EDAC TECHNOLOGIES CORPORATION



/s/ Thomas E. Vollmer                      By /s/ Ronald G. Popolizio
--------------------------------              ----------------------------------
Thomas E. Vollmer                             Ronald Popolizio
                                              Executive Vice President

/s/ Joyce M. Lazar
--------------------------------
Joyce M. Lazar





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STATE OF CONNECTICUT )
                     ) ss: Farmington
COUNTY OF HARTFORD   )

     On this 5th day of February, 2001, before me, the undersigned officer, personally appeared RONALD POPOLIZIO, who acknowledged himself to be the Executive Vice President of EDAC TECHNOLOGIES CORPORATION and that he, as such, being authorized to do so, executed the foregoing instrument for the purposes contained therein by signing the name of the company by himself as its Executive Vice President.

                                            /s/ Thomas E. Vollmer
                                            ------------------------------------
                                            Commissioner of the Superior Court


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